Exhibit (h)(3)(d)

SCHEDULE A

TRANSAMERICA SERIES TRUST

OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Company as of March 21, 2015:

FUND NAME	MAXIMUM OPERATING EXPENSE LIMIT EFFECTIVE THROUGH	EXPENSE LIMIT
Transamerica AB Dynamic Allocation VP	May 1, 2016	1.00%
Transamerica Aegon Asset Allocation – Conservative VP	May 1, 2016	0.61%
Transamerica Aegon Asset Allocation – Moderate VP	May 1, 2016	0.68%
Transamerica Aegon Asset Allocation – Moderate Growth VP	May 1, 2016	0.67%
Transamerica Aegon High Yield Bond VP	May 1, 2016	0.80%
Transamerica Aegon Money Market VP	May 1, 2016	0.57%
Transamerica Aegon U.S. Government Securities VP	May 1, 2016	0.63%
Transamerica American Funds Managed Risk VP	May 1, 2016	0.60%
Transamerica Asset Allocation – Conservative VP	May 1, 2016	0.25%
Transamerica Asset Allocation – Growth VP	May 1, 2016	0.25%
Transamerica Asset Allocation – Moderate Growth VP	May 1, 2016	0.25%
Transamerica Asset Allocation – Moderate VP	May 1, 2016	0.25%
Transamerica Barrow Hanley Dividend Focused VP	May 1, 2016	0.90%
Transamerica BlackRock Equity Smart Beta 100 VP	May 1, 2017	0.31%
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP	May 1, 2016	0.32%
Transamerica BlackRock Global Allocation Managed Risk – Growth VP	May 1, 2016	0.35%
Transamerica BlackRock Global Allocation VP	May 1, 2016	0.90%
Transamerica BlackRock Smart Beta 50 VP	May 1, 2017	0.31%
Transamerica BlackRock Smart Beta 75 VP	May 1, 2017	0.31%
Transamerica BlackRock Tactical Allocation VP	May 1, 2016	0.25%
Transamerica Clarion Global Real Estate Securities VP	May 1, 2016	1.00%
Transamerica International Moderate Growth VP	May 1, 2016	0.25%
Transamerica Janus Balanced VP	May 1, 2016	0.90%
Transamerica Jennison Growth VP	May 1, 2016	0.94%
Transamerica JPMorgan Core Bond VP	May 1, 2016	0.70%
Transamerica JPMorgan Enhanced Index VP	May 1, 2016	0.84%
Transamerica JPMorgan Mid Cap Value VP	May 1, 2016	1.00%
Transamerica JPMorgan Tactical Allocation VP	May 1, 2016	0.90%
Transamerica Legg Mason Dynamic Allocation – Balanced VP	May 1, 2016	0.77%
Transamerica Legg Mason Dynamic Allocation – Growth VP	May 1, 2016	0.79%
Transamerica Madison Balanced Allocation VP	May 1, 2016	0.35%
Transamerica Madison Conservative Allocation VP	May 1, 2016	0.35%
Transamerica Madison Diversified Income VP	May 1, 2016	1.01%
Transamerica Market Participation Strategy VP	May 1, 2016	0.82%
Transamerica MFS International Equity VP	May 1, 2016	1.125%
Transamerica Morgan Stanley Capital Growth VP	May 1, 2016	0.90%

Transamerica Morgan Stanley Mid-Cap Growth VP	May 1, 2016	1.00%
Transamerica Multi-Managed Balanced VP	May 1, 2016	0.90%
Transamerica Multi-Manager Alternative Strategies VP	May 1, 2016	0.55%
Transamerica PineBridge Inflation Opportunities VP	May 1, 2016	0.90%
Transamerica PIMCO Tactical – Balanced VP	May 1, 2016	0.95%
Transamerica PIMCO Tactical – Conservative VP	May 1, 2016	0.92%
Transamerica PIMCO Tactical – Growth VP	May 1, 2016	0.95%
Transamerica PIMCO Total Return VP	May 1, 2016	0.80%
Transamerica ProFund UltraBear VP	May 1, 2016	0.98%
Transamerica Systematic Small/Mid Cap Value VP	May 1, 2016	0.89%
Transamerica T. Rowe Price Small Cap VP	May 1, 2016	0.93%
Transamerica Torray Concentrated Growth VP	May 1, 2016	0.84%
Transamerica TS&W International Equity VP	May 1, 2016	1.02%
Transamerica Vanguard ETF Portfolio – Balanced VP	May 1, 2016	0.37%
Transamerica Vanguard ETF Portfolio – Conservative VP	May 1, 2016	0.37%
Transamerica Vanguard ETF Portfolio – Growth VP	May 1, 2016	0.37%
Transamerica Voya Balanced Allocation VP	May 1, 2016	1.15%
Transamerica Voya Conservative Allocation VP	May 1, 2016	1.18%
Transamerica Voya Intermediate Bond VP	May 1, 2016	0.99%
Transamerica Voya Large Cap Growth VP	May 1, 2016	1.18%
Transamerica Voya Limited Maturity Bond VP	May 1, 2016	0.88%
Transamerica Voya Mid Cap Opportunities VP	May 1, 2016	1.15%
Transamerica Voya Moderate Growth Allocation VP	May 1, 2016	1.21%
Transamerica WMC US Growth II VP	May 1, 2016	0.30%
Transamerica WMC US Growth VP	May 1, 2016	0.85%

SCHEDULE B

TRANSAMERICA SERIES TRUST

FUNDS SUBJECT TO EXPENSE REIMBURSEMENT

FUND NAME

Transamerica AB Dynamic Allocation VP

Transamerica Aegon Active Asset Allocation – Conservative VP

Transamerica Aegon Active Asset Allocation – Moderate Growth VP

Transamerica Aegon Active Asset Allocation – Moderate VP

Transamerica Aegon High Yield Bond VP

Transamerica Aegon Money Market VP

Transamerica Aegon U.S. Government Securities VP

Transamerica American Funds Managed Risk VP

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Barrow Hanley Dividend Focused VP

Transamerica BlackRock Equity Smart Beta 100 VP

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Smart Beta 50 VP

Transamerica BlackRock Smart Beta 75 VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP

Transamerica Legg Mason Dynamic Allocation – Growth VP

Transamerica Madison Balanced Allocation VP

Transamerica Madison Conservative Allocation VP

Transamerica Madison Diversified Income VP

Transamerica Market Participation Strategy VP

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Mid-Cap Growth VP

Transamerica Multi-Managed Balanced VP

Transamerica Multi-Manager Alternative Strategies VP

Transamerica PineBridge Inflation Opportunities VP

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP

Transamerica Systematic Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica Torray Concentrated Growth VP

Transamerica TS&W International Equity VP

Transamerica Vanguard ETF Portfolio – Balanced VP

Transamerica Vanguard ETF Portfolio – Conservative VP

Transamerica Vanguard ETF Portfolio – Growth VP

Transamerica Voya Balanced Allocation VP

Transamerica Voya Conservative Allocation VP

Transamerica Voya Intermediate Bond VP

Transamerica Voya Large Cap Growth VP

Transamerica Voya Limited Maturity Bond VP

Transamerica Voya Mid Cap Opportunities VP

Transamerica Voya Moderate Growth Allocation VP

Transamerica WMC US Growth VP

Transamerica WMC US Growth II VP